EXHIBIT 4.5




            CLASS A                                              CLASS A
         COMMON STOCK                                         COMMON STOCK

        PAR VALUE $.01          [DRAWING OF A WOMAN          PAR VALUE $.01
Number                            AND TWO GLOBES]
SG       [Sabre Logo]                                         [Sabre Logo]

                                                     CUSIP 785905 10 0
                                           SEE REVERSE FOR CERTAIN DEFINITIONS


                         SABRE HOLDINGS CORPORATION
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that



is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK

of Sabre Holdings Corporation transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation (copies of which are with the Transfer Agent) to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the signatures of the duly authorized officers.

                                        DATED:

      /s/ William J. Hannigan           COUNTERSIGNED AND REGISTERED:
PRESIDENT AND CHIEF EXECUTIVE OFFICER    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                  (NEW YORK, N.Y.)
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR,
                                     BY
     /s/ Andrew B. Steinberg                    AUTHORIZED SIGNATURE
        CORPORATE SECRETARY

                         SABRE HOLDINGS CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common    UNIF GIFT MIN ACT -- ______ Custodian _____
TEN ENT -- as tenants by the                            (Cust)          (Minor)
           entireties                              under Uniform Gifts to Minors
JT TEN  -- as joint tenants with                   Act _______________
           right of survivorship                           (State)
           and not as tenants in
           common


  Additional abbreviations may also be used though not in the above list.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     For value received, __________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                        POSTAL ZIP CODE OF ASSIGNEE

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                                                                , Shares of
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the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  -----------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      -------------------------

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                    NOTICE:   The   signature  to  this   assignment   must
                    correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.